SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-32143



                          Date of Report: July 29, 2009





                              ECOSYSTEM CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                             20-3148296
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(State of other jurisdiction of                                (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                  10019
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(Address of principal executive offices)                             (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01          ENTRY INTO MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02         UNREGISTERED SALE OF EQUITY SECURITIES

Release Agreement

In January 2008 the Company entered into agreements that resulted in the Company becoming a guarantor of certain debt issued by GreenShift Corporation ("GreenShift"), EcoSystem's former parent company, to YA Global Investments, LP ("YAGI"), the beneficiary of the Company's guaranty. This guaranty was entered into because the Company was the beneficiary of the projects being funded with the proceeds deriving from the debt issued by GreenShift to YAGI. As of March 31, 2009, the outstanding principal and accrued interest of the debt was $48,406,629. Effective on June 30, 2009, the Company entered into agreements with GreenShift, various of its subsidiaries and YAGI pursuant to which the Company was released from its guaranty obligations.

Issuance of  Common Stock

The Company issued 120,998,531 shares of common stock upon the conversion of debt between May 19, 2009 and July 29, 2009. The new shares were issued in separate transactions with four investors, each of whom exercised its right to convert derivative securities issued by the Company in prior periods. The issuances were exempt from registration under Section 5 of the Securities Act by reason of Section 4(2) of said Act, as the investors were sophisticated, were given access to information about the Company, and had taken the securities for investment. There were no underwriters.

At the end of July 2009 the Company issued 250,000,000 shares of common stock to several consultants to the Company. The shares were issued in consideration of prior consulting services, and were valued at $0.001 per share, the market value on the date of issuance. The issuances were exempt from registration under
Section 5 of the Securities Act by reason of Section 4(2) of said Act, as the consultants were sophisticated, were given access to information about the Company, and had taken the securities for investment. There were no underwriters.

There are now about 1,044,622,356 shares of common stock outstanding, of which 400,000,000 previously issued to Viridis Capital, LLC, the Company's majority shareholder, are pending cancellation as disclosed in the Company's Form 10Q for the three months ended March 31, 2009 (Note 9, Subsequent Events). The Company's common shares outstanding after the cancellation of the 400,000,000 shares previously issued to Viridis is completed will be 644,622,356.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  July 29, 2009               ECOSYSTEM CORPORATION

                                    By: /s/Kevin Kreisler
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                                           Kevin Kreisler
                                           Chairman